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                                       Filed pursuant to Rule 497

                                       under the Securities Act of 1933

                                       Registration Nos. 333-67866 and 811-04865

            AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                           _________________________

                               VARIABLE ACCOUNT A
                               Supplement to the:

                   OVATION ADVISOR VARIABLE ANNUITY PROSPECTUS
                              (O-3193-PRA (R 4/03))
                                DATED MAY 1, 2003
                           _________________________

The following replaces the TRANSFERS DURING THE ACCUMULATION PHASE section of the prospectus:

     Transfers During the Accumulation Phase

During the accumulation phase, you can transfer money among the investment options. The minimum amount you can transfer is the lesser of $1,000 or the entire value in the investment option. You cannot make a partial transfer if, after the transfer, there would be less than $1,000 in the investment option from which the transfer is being made. Your transfer request must clearly state which investment options are involved and the amount of the transfer. We will process any transfer request as of the day we receive it in good order if the request is received before the close of the New York Stock Exchange ("NYSE"), generally at 4:00 p.m. Eastern Time. If the transfer request is received after the NYSE closes, the request will be processed on the next business day.

This product is not designed for professional organizations or individuals engaged in trading strategies that seek to benefit from short term price fluctuations or price irregularities by making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio. These types of trading strategies can be disruptive to the portfolios that underlie the investment options and thereby potentially harmful to investors.

In connection with our efforts to control harmful trading, we may monitor your trading activity. If we determine, in our sole discretion, that your transfer patterns among the investment options reflect a potentially harmful trading strategy, we reserve the right to take action to protect other investors. Such action may include, but may not be limited to, restricting the way you can request transfers among the investment options, imposing penalty fees on such trading activity, and/or otherwise restricting transfer capability in accordance with state and federal rules and regulations. We will notify you, in writing, if we determine in our sole discretion that we must terminate your transfer privileges. Some of the factors we may consider when determining our transfer policies and/or other transfer restrictions may include, but are not limited to:

     .    The number of transfers made in a defined period;

     .    the dollar amount of the transfer;

     .    the total assets of the underlying portfolio involved in the transfer;

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     .    the investment objectives of the particular underlying portfolio involved in your transfers; and/or

     . whether the transfer appears to be part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies.

Subject to our rules, restrictions and policies, you may request transfers of your account value between the investment options by written request or by telephone. You can make twelve transfers every Contract Year without charge. There is a $10 transfer fee for each transfer over twelve in a Contract Year. Transfers resulting from your participation in dollar cost averaging or asset rebalancing do not count against your twelve free transfers.

Currently, all transfer requests in excess of five transfers within a rolling six-month look-back period must be submitted by United States Postal Service first-class mail ("U.S. Mail") for twelve months from the date of your fifth transfer request. For example, if you made a transfer on February 15, 2004 and within the previous six months (from August 15, 2003 forward) you made five transfers including the February 15th transfer, then all transfers made for twelve months after February 15, 2004 must be submitted by U.S. Mail (from February 16, 2004 through February 15, 2005). Transfer requests sent by same day mail, overnight mail or courier services will not be accepted. Transfer requests required to be submitted by U.S. Mail can only be cancelled by a written request sent by U.S. Mail. Transfers resulting from your participation in dollar cost averaging or asset rebalancing are not included for the purposes of determining the number of transfers for the U.S. Mail requirement.

We will accept transfers by telephone from you, your representative or anyone else designated by you. Neither we nor the fund will be liable for following telephone instructions we reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such instructions. We have procedures in place to provide reasonable assurance that telephone instructions are genuine.

We reserve the right to modify, suspend, waive or terminate these transfer provisions at any time.

Date: February 1, 2004

                Please keep this Supplement with your Prospectus

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